Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Income Tax Expense (Benefit)
Income (loss) before income taxes is comprised of the following (in thousands):

	Year Ended December 31,
	2012	2011	2010
U.S.	$22,020	$330	$(53,038)
Foreign	21,812	2,278	(14,387)
	$43,832	$2,608	$(67,425)

The provision (benefit) for income taxes is comprised of the following (in thousands):

	Year Ended December 31,
	2012	2011	2010
Current:
Federal	$342	$—	$—
State	1,093	(713)	—
Foreign	4,125	1,394	45
	5,560	681	45
Deferred:
Federal	—	(1)	(369)
State	(28)	270	1
Foreign	1,250	(558)	(3,685)
	1,222	(289)	(4,053)
Tax provision (benefit):
Federal	342	(1)	(369)
State	1,065	(443)	1
Foreign	5,375	836	(3,640)
	$6,782	$392	$(4,008)

The differences between the U.S. Federal income taxes computed at the statutory rate (35%) and the Company's income taxes for financial reporting purposes are as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Statutory Federal income tax	$15,341	$913	$(23,599)
Change in unrecognized tax benefits	189	235	83
State income tax, less Federal benefit	128	(193)	—
Foreign investment in U.S. property	1,094	—	—
Tax difference on foreign earnings	(2,258)	(245)	949
Change in foreign taxes	2	156	64
Canadian withholding tax	(30)	26	45
Change in valuation allowance	(7,666)	(513)	18,050
Tax credits	(401)	(366)	(384)
Non-deductible expenses	342	280	233
Other, net	41	99	551
Income tax provision (benefit)	$6,782	$392	$(4,008)
Deferred Tax Asset/Liability
The components of the net deferred income tax asset (liability) reflected in the Company's consolidated balance sheets at December 31, 2012 and 2011 were as follows (in thousands):

	Deferred Tax Assets (Liabilities)
	December 31,
	2012	2011
Deferred tax assets:
Deferred revenue	$1,044	$2,158
Depreciation and amortization	19,378	18,941
Alternative minimum tax credit carryforward	2,124	1,782
Net operating loss carryforwards	75,873	84,413
Research and development tax credit carryforward	1,078	1,055
Accrued expenses and other	8,572	8,349
Total deferred tax assets	108,069	116,698

Deferred tax liabilities:
Depreciation and amortization	(2,791)	(973)
Intangible assets	(6,595)	(8,315)
Unrealized gain on marketable securities	—	(92)
Deferred expenses and other	(577)	(571)
Total deferred tax liabilities	(9,963)	(9,951)

Valuation allowance:
Beginning balance	(108,066)	(107,490)
Decrease (increase) during the period	7,574	(576)
Total valuation allowance	(100,492)	(108,066)

Net deferred tax liability	$(2,386)	$(1,319)

Deferred income taxes have been classified in the Consolidated Balance Sheet as:
Deferred income tax asset	$84	$56
Deferred income tax liability	(2,470)	(1,375)
Net deferred income tax liability	$(2,386)	$(1,319)
During 2012, the Company's valuation allowance provided against its U.S. net deferred tax asset decreased by $8.2 million primarily due to utilization of net operating loss carryforwards to offset current taxable income generated in 2012. Additionally, during 2012, the Company's valuation allowance provided against its state deferred tax asset increased by $0.6 million due to the uncertainty of recovery of the deferred tax asset. During 2011, the Company’s valuation allowance provided against its U.S. net deferred tax asset increased by $0.6 million primarily related to U.S. net operating losses incurred in 2011 for which utilization is uncertain and the change in deferred taxes on unrealized gain on marketable securities.
As of December 31, 2012, the Company has a U.S. Federal net operating loss ("NOL") carryforward of approximately $199.0 million which can be used to offset U.S. income taxes payable in future years. This U.S. NOL carryforward will expire in periods beginning 2025 through 2031. As of December 31, 2012, the Company has an alternative minimum tax (AMT) credit carryforward of approximately $2.1 million which can be used to offset regular U.S. Federal income taxes payable in future years and which has an indefinite carryforward period. As of December 31, 2012, the Company has a Colorado state NOL carryforward of $2.8 million which can be used to offset Colorado state income taxes payable in future years.  This state NOL carryforward will expire in periods beginning 2027 through 2033 and has annual usage limitations in tax years 2012 and 2013.
As of December 31, 2012, the Company has Canadian NOL carryforwards of approximately $0.3 million (Canadian) which can be used to offset Canadian income taxes payable in future years. These Canadian NOL carryforwards will expire in 2029.
In February 2006, Olympic Seismic Ltd. (“Olympic”), a wholly-owned subsidiary of the Company, was notified by Canada Revenue Agency (“CRA”) that CRA was going to perform an audit of certain aspects of Olympic’s tax returns for the years 2003 and 2004. In February 2009, CRA notified the Company that the audit was expanded to include years from 2005 through 2007. In April 2011, the Company received notification that CRA concluded their audits, disallowing Olympic’s deductions for certain royalties payable to the Company’s U.S. entities for years 2003 to 2007. Olympic and the Company object to and are appealing the audit results. As a condition to appeal the audit results, Olympic was required to pay $7.6 million (Canadian) to CRA and did so in May 2011 and made an additional $0.1 million payment in the third quarter of 2011. These payments, which included amounts for taxes, penalties and interest assessed by CRA, have been shown as income tax payments in the Consolidated Statement of Cash Flows because the amounts paid can be applied interchangeably to the amounts which may ultimately be due to CRA. As of December 31, 2012, the appeal process has not been concluded. The Company has recorded liabilities associated with potential adjustments that may occur as a result of the appeal based on management’s assessment of the probability of the outcome of the appeal, net of certain payments made to CRA. See “Uncertain Tax Benefits” below.
Uncertain Tax Benefits
The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes,” which prescribes a minimum recognition threshold a tax position must meet before being recognized in the financial statements. A reconciliation of the beginning and ending gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Balance at beginning of year	$6,016	$6,151	$5,545
Additions based on prior year tax positions	—	—	310
Foreign currency translation	134	(135)	296
Balance at end of year	$6,150	$6,016	$6,151
As of December 31, 2012, approximately $6.2 million of the total unrecognized tax benefits would impact the effective income tax rate, if recognized in future periods. In addition, as of December 31, 2012, the Company has recorded $5.9 million in related assets which are fully offset with a valuation allowance.
Uncertain tax positions are reflected as income tax assets and liabilities. Income tax-related interest and penalty expenses are recorded as a component of income tax expense. As of December 31, 2012, we had $0.7 million of accrued interest and $1.0 million of accrued penalties. As of December 31, 2011, we had $0.5 million of accrued interest and $1.0 million of accrued penalties. Income tax expense (benefit) for the years ended December 31, 2012, 2011 and 2010 included $0.2 million, $0.2 million and $(0.2) million, respectively, related to interest and penalties on unrecognized tax benefits.
With few exceptions, the Company is no longer subject to U.S. Federal, state and local, or non-U.S. income tax examinations by tax authorities for years prior to 2008, 2008 and 2005, respectively.